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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported):  Aug 15, 2000

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)


           Delaware                      333-16233                93-1225376
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


           c/o Bay View Bank
           1840 Gateway Drive
         San Mateo, California                                      94404
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(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (650) 573-7310


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 (Former name, former address, and former fiscal year, if changed since last report)

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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated July 31, 2000


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.


                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                 by:  BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated:  Aug 15, 2000                  By:  /s/ Michael J. LaOrange
                                          -----------------------------------
                                          Michael J. LaOrange
                                          Vice President